CONSENT TO MERGER AND
               INCREASED COMMITMENT AGREEMENT


           THIS CONSENT TO MERGER AND INCREASED COMMITMENT AGREEMENT ("Consent Agreement") is made and entered into as of the 4th day of October, 1996, by and among AMERISTAR CASINOS, INC., a Nevada corporation ("Borrower"), WELLS FARGO BANK, National Association, successor by merger to
First Interstate Bank of Nevada, N.A. and First Interstate Bank of Idaho, U.S. BANK OF IDAHO, formerly known as West One Bank, Idaho, DEPOSIT GUARANTY NATIONAL BANK, NBD BANK, TRUSTMARK NATIONAL BANK, FIRST NATIONAL BANK OF COMMERCE, NORWEST BANK OF NEBRASKA, N.A., U.S. BANK OF NEVADA, ARGENTBANK and MERCHANTS BANK (herein together with their respective successors and assigns collectively, the "Lenders") and WELLS FARGO BANK, National Association, as administrative and collateral agent for the Lenders (herein in such capacity called the "Agent" and together with the Lenders collectively referred to as the "Banks").

                      R_E_C_I_T_A_L_S:

          WHEREAS:

           A. Borrower and Banks entered into a Credit Agreement dated as of June 1, 1995 (the "Credit Agreement"). In this Consent Agreement all capitalized words and terms shall have the respective meanings and be construed herein as provided in Section 1 of the Credit Agreement. This Consent Agreement shall be deemed to incorporate such words and terms as a part hereof in the same manner and with the same effect as if the same were fully set forth herein.

           B. Borrower has created Ameristar Casino Las Vegas, Inc., a Nevada corporation ("ACLVI") as a wholly owned subsidiary of Borrower. Borrower, ACLVI, Gem Gaming, Inc., a Nevada corporation ("Gem"), Steven W. Rebeil, an individual and in his capacity as trustee of the Karizma Trust created under that certain Trust Agreement dated July 2, 1991, as amended ("Rebeil") and Dominic J. Magliarditi, an individual ("Magliarditi" and together with Rebeil, collectively the "Gem Individuals") entered into a Merger Agreement dated May 30, 1996, as amended by First Amendment to Merger Agreement dated as of July 2, 1996 and Second Amendment to Merger Agreement dated as of September 25, 1996 (as may be further amended from time to time, collectively the "Merger Agreement"), under the terms of which Gem is to be merged with and into ACLVI with

ACLVI to be the surviving corporation as a wholly owned subsidiary of Borrower. Upon consummation of the Merger, as defined in the Merger Agreement, ACLVI will be the owner of the "Project", as defined in the Merger Agreement. Under the terms of the Merger Agreement Borrower will acquire certain other assets and make certain investments more particularly therein described.

           C. Borrower has requested various consents and waivers from the Banks under the Credit Agreement to enable the Merger to occur and has further requested that the aggregate Commitments of the Lenders be increased by the amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00) from Ninety-Four Million Five Hundred Thousand Dollars ($94,500,000.00) to Ninety-Nine Million Dollars ($99,000,000.00).

          D. Wells Fargo Bank, a National Association, has agreed to fund the increase to the aggregate Commitments in the amount of Four Million Five Hundred Thousand Dollars ($4,500,000.00), and Banks have agreed to the consents and waivers hereinafter set forth on the terms and subject to the conditions hereinafter specified.

           NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the parties hereto agree to the terms, conditions and provisions set forth in this Consent Agreement, which shall be deemed effective as of the Consent Effective Date.

           1. Increase of Aggregate Commitments. Pursuant to Section 2.1A of the Credit Agreement, the aggregate
Commitments shall be and are, as of the Consent Effective Date, increased from Ninety-Four Million Five Hundred
Thousand Dollars ($94,500,000.00) to Ninety-Nine Million Dollars ($99,000,000.00) with each Lender's Commitment as set forth opposite its name on Schedule 2.1 affixed to this Consent Agreement and by this reference incorporated herein and made a part hereof, which shall fully restate and supersede the Schedule 2.1 annexed to the Credit Agreement.

          2. Consent to ACLVI Loan. As part of the Merger transaction, Borrower intends to loan to ACLVI principal sums up to the aggregate amount of Sixteen Million Dollars ($16,000,000.00) (the "ACLVI Intercompany Loan") to be evidenced by a Promissory Note to be executed by ACLVI, payable to the order of Borrower (the "ACLVI Intercompany

Note").   Banks  shall  and do hereby,  as  of  the  Consent
Effective Date, consent to:

                (a)   use of the proceeds of Loans under the
Credit Agreement for the funding of advances to ACLVI under the ACLVI Intercompany Loan up to the maximum aggregate amount of Sixteen Million Dollars ($16,000,000.00) (consent required under Section 2.5A of the Credit Agreement);

                (b)   creation of the Indebtedness evidenced
by the ACLVI Intercompany Loan up to the maximum aggregate amount of Sixteen Million Dollars ($16,000,000.00) (consent required under Section 6.1(ii) of the Credit Agreement);

                (c)    the Investment evidenced by the ACLVI
Intercompany Loan up to the maximum aggregate amount of Sixteen Million Dollars ($16,000,000.00) (consent required under Section 6.3(vi) of the Credit Agreement); and

                (d)    creation of ACLVI as a  wholly  owned
Subsidiary of Borrower (consent required under Section  6.12 of the Credit Agreement).

           3. Capital Contributions to ACLVI. Banks shall and do hereby, as of the Consent Effective Date, consent to Borrower funding Capital Contributions to ACLVI up to the maximum aggregate amount of Five Hundred Thousand Dollars ($500,000.00) (consent required under Section 6.3(vi) of the Credit Agreement).

          4. Consent to Merger and Increased of Authorized Shares. Banks shall and do hereby, as of the Consent Effective Date, consent to the Merger of Gem into ACLVI and to the other transactions contemplated by the terms of the Merger Agreement (consent required under Section 6.7 of the Credit Agreement) and to the making of the ACLVI Intercompany Loan and Capital Contributions to ACLVI as permitted in Paragraph 3 hereinabove (consent required under
Section 6.7(iv) of the Credit Agreement). Lenders further shall and do hereby, as of the Consent Effective Date, consent to the increase of the number of shares of authorized common voting stock of Borrower from thirty million (30,000,000) shares to fifty million (50,000,000) shares (consent required under Section 6.7 of the Credit Agreement). Banks acknowledge and agree that the "Rebeil Note," "Alternative Rebeil Note," "Magliarditi Note" and "Alternative Magliarditi Note," each as defined in the Merger Agreement, will not constitute or be construed to be

Indebtedness  of  Borrower  until  the  occurrence  of   the
"Settlement Date," as defined in the Merger Agreement.

          5. Consent to Licensing "Ameristar" Trademark to ACLVI. Banks shall and do hereby, as of the Consent Effective Date, consent to ACLVI's use of the name "Ameristar" and Borrower's licensing or other permission for the use of the "Ameristar" tradename and servicemark by ACLVI (consent required pursuant to Section 6.13 of the Credit Agreement).

           6. Other Related Investments by Borrower. The Merger Agreement contains provisions requiring Borrower to purchase a one-half (1/2) interest in a 1982 Cessna Citation ISP jet aircraft ("Cessna") and a one-half (1/2) interest in a leased hanger facility located at McCarren International Airport in Las Vegas (the "Hanger"). Borrower and Gem Air, Inc., a Nevada corporation ("Gem Air"), a corporation wholly owned by Rebeil, have formed Nevada AG Air, L.L.C., Ltd., a Nevada limited liability company ("Nevada AG"), for the purpose of owning the leasehold to the Hanger. Borrower has paid Gem Air Four Hundred Sixty-Six Thousand One Hundred Twenty-Three Dollars and Seventy-One Cents ($466,123.71) for the one-half (1/2) interest in the Cessna and has contributed the sum of Two Hundred Eighty-Nine Thousand Nine Hundred Forty-Nine Dollars ($289,949.00) plus the cost of the title insurance to Nevada AG, for an aggregate investment of approximately Seven Hundred Fifty-Six Thousand Seventy-Two Dollars ($756,072.00). Lenders shall and do hereby as of the Consent Effective Date, consent to Borrower's Investment in the Cessna and Nevada AG up to the maximum aggregate
amount   of   Seven  Hundred  Sixty-Five  Thousand   Dollars
($765,000.00) (consent required under Section 6.3(viii) of the Credit Agreement).

           7. Conditions Precedent to Consent Effective Date. The Consent Effective Date shall be deemed to have occurred at such time as Agent has received each of the following documents and each of the following requirements has occurred:

                a.     execution and delivery  by  Borrower,
Banks and each of the Guarantors of twelve (12) counterpart originals of the Consent Agreement;

                b.    delivery by ACLVI of a duly authorized
and executed Certificate of Joinder to the Guaranty in the form of Exhibit A, affixed hereto and by this reference incorporated herein and made a part hereof;

                c.    execution by Borrower and delivery  to
Agent Bank of a duly authorized and executed Certificate of Designation of Promissory Note as Pledged Debt in the form of Exhibit B, affixed hereto and by this reference incorporated herein and made a part hereof, together with the original duly executed ACLVI Intercompany Note;

                d.     delivery to Agent Bank of  the  stock
certificate or certificates evidencing all of the issued and outstanding shares of ACLVI and the due authorization and execution of the Schedule B Pledge Amendment in the form of Exhibit C, affixed hereto and by this reference incorporated herein and made a part hereof, in favor of Agent on behalf of Lenders in which the ACLVI stock is pledged to the Banks as additional security under the Pledge Agreement;

                e.    reimbursement to Agent by Borrower for
the   reasonable  attorneys'  fees  of  Henderson  &  Nelson
incurred in connection with the preparation and execution of the Consent Agreement; and

                f.     such  other  documents,  instruments,
legal opinions or conditions as may be reasonably required by Agent.

           8. Representations and Warranties. To induce Banks to enter into this Consent Agreement, except with respect to the matters described on the Disclosures marked "Exhibit D", affixed hereto and by this reference incorporated herein and made a part hereof, Borrower hereby:
(i) ratifies and reaffirms the representations and warranties set forth in Section 4 of the Credit Agreement;
(ii) warrants and represents that each such representation and warranty shall be true and correct as of the Consent Effective Date, other than representations and warranties which expressly speak as of a different date which shall be true and correct as of such date; and (iii) represent and warrant that, as of the Consent Effective Date, no Default or Event of Default has occurred and remains continuing.

           9. No Other Changes. Except as specifically set forth herein, the Credit Agreement shall remain unchanged and in full force and effect.

           10.  Governing Law.  This Consent Agreement shall
be  governed  by  the internal laws of the State  of  Nevada
without   reference   to  conflicts  of   laws   principles.

           11. Counterparts. This Consent Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Consent Agreement by signing any such counterpart.

           12. Joinder of Guarantors. Guarantors join in the execution of this Consent Agreement for the purpose of acknowledging their consent and agreement to the terms hereof and for the further purpose of confirming that notwithstanding the matters set forth in this Consent Agreement and the joinder of ACLVI as a Guarantor, the obligations of the Guarantors under the Guaranty shall not be impaired or affected and the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent Agreement to be executed as of the day and year first above written.


                                BORROWER:

                                AMERISTAR CASINOS,
                                INC., a Nevada corporation


                                By   /s/Thomas Steinbauer

                                Title   Senior Vice President


                                GUARANTORS:

                                CACTUS PETE'S, INC.


                                By  /s/ Thomas Steinbauer

                                Title  Vice President

                                AMERISTAR CASINO COUNCIL
                                BLUFFS, INC.


                                By  /s/ Thomas Steinbauer

                                Title  Vice President

                                AMERISTAR CASINO VICKSBURG,
                                INC.


                                By /s/ Thomas Steinbauer

                                Title   Vice President

                                AMERISTAR CASINO LAS VEGAS,
                                INC., a Nevada corporation


                                By  /s/ Thomas Steinbauer

                                Title    Vice President

                                BANKS:

                                WELLS FARGO BANK,
                                National Association,
                                successor   by   merger   to
                                First  Interstate  Bank   of
                                Nevada,
                                N.A. and First Interstate
                                Bank of Idaho


                                By   /s/ Casey Potter

                                Title  Vice President

                                U.S.    BANK    OF    IDAHO,
                                formerly  known as West  One
                                Bank, Idaho


                                By   /s/ Anthony w. Olbrich

                                Title   Senior Vice President

                                DEPOSIT GUARANTY NATIONAL
                                BANK


                                By  /s/ Larry C. Ratzlaff

                                Title  Senior Vice President

                                NBD BANK


                                By  /s/Timothy O'Neal

                                Title   Authorized Agent

                                TRUSTMARK NATIONAL BANK


                                By   /s/ David A. Guyton

                                Title  Vice President

                                FIRST NATIONAL BANK OF
                                COMMERCE


                                By  /s/ Stephen M. Valdes

                                Title   Vice President

                                NORWEST BANK OF NEBRASKA,
                                N.A.


                                By    /s/ DeeAnn K. Wegner

                                Title  Asst. Vice President

                                U.S. BANK OF NEVADA


                                By  /s/ Kurt Imermann

                                Title  Vice President

                                ARGENTBANK



                                By  /s/  Lionel J. Lagarde, Jr.

                                Title   Vice President

                                MERCHANTS BANK



                                By  /s/ Tommu Duren

                                Title  Senior Vice President